UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023 (May 2, 2023)

APPLIED MOLECULAR TRANSPORT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39306	81-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address not Applicable(1)

(Address of principal executive offices, including zip code)

(650) 392-0420

(Registrant’s telephone number, including area code)

450 East Jamie Court

South San Francisco, CA 94080

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

[1]

We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at the following address: Applied Molecular Transport Inc., c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, or to the email address: corporate.secretary@appliedmt.com.

Item 1.02	Termination of a Material Definitive Agreement.

On May 2, 2023, Applied Molecular Transport Inc. (the “Company”) entered into (i) the Third Amendment to Lease (the “Amendment”) and (ii) an Agreement for Modification of Lease and Voluntary Surrender of Premises (the “Agreement” and together with the Amendment, the “Lease Termination Agreements”) with ARE-East Jamie Court, LLC, a Delaware limited liability company (“Landlord”) with respect to the Company’s lease (the “Lease”) of its headquarters at 450 East Jamie Court, South San Francisco, California (the “Premises”). The Amendment provides that the Lease with respect to the portion of the Premises consisting of the entire third floor terminated on March 31, 2023. The Agreement provides that the Lease with respect to the remainder of the Premises will terminate on the earlier of August 1, 2023 or such date that Landlord elects to terminate the Lease.

As consideration for Landlord’s entry into the Agreement, the Company has agreed to: (a) pay to Landlord a lease modification payment of $5,380,000, (b) allow Landlord to draw upon the letter of credit it provided as a security deposit in the amount of $916,300 and (c) convey ownership to Landlord of certain items of personal property, furniture and fixtures located within the Premises. The Company will have no further rent obligations to Landlord pursuant to the Lease or Agreement from and after April 1, 2023.

The foregoing description of the Lease Termination Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Lease Termination Agreements, copies of which will be filed with the Company’s public filings and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.

Date: May 4, 2023	By:	/s/ Earl Douglas
Earl Douglas
Executive Vice President and General Counsel and Secretary